Exhibit 10.2
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO SALES AGREEMENT
ANNUITY BASE COMMISSION SCHEDULE

Product Name	Issue Age	Payout Options	Purchase Payment	Base Commission	LSA # (internal coding)	Commission Effective Date
FIXED INCOME ANNUITIES
Advantage Income	0-95	All	All	[***]	603n	3/1/2007
FIXED DEFERRED ANNUITIES*
Select 5 ╪	0-80 0-80 0-80	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	3018	10/4/2010
	81-86 81-86 81-86	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	3018	10/4/2010
	87-90 87-90 87-90	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	3018	10/4/2010
Select 7	0-80 0-80 0-80	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	7442	9/23/2013
	81-86 81-86 81-86	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	7442	9/23/2013
	87-90 87-90 87-90	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	7442	9/23/2013
Edge 7	0-80 0-80 0-80	All	$10,000 to $49,999.99 $50,000 to $99,999.99 $100,000 and over	[***] [***] [***]	7699c	2/25/2013

Refer to the Chargeback provisions of the Annuity Terms and Conditions.

*Base commission applies to initial and subsequent deposits.

╪ If the Contract owner replaces a Select 5 Contract to a new five year term at any time after the fifth contract year, Company will pay Agency the same rates as the Base Commission according to new Issue Age. Upon replacement, Company will issue a new Contract to the Contract owner.

THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE FIXED ANNUITY GRID. THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Chase nonNY Grid – Version 2    Symetra Life Insurance Company    .